UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2020

USIO, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-30152	98-0190072
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3611 Paesanos Parkway, Suite 300, San Antonio, TX	78231
(Address of principal executive offices)	(Zip Code)

(210) 249-4100

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	USIO	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported under items 1.01, 2.01, and 3.02 in our Current Report on Form 8-K, filed on December 18, 2020, we entered into an asset purchase agreement with Information Management Solutions, LLC, a Texas limited liability company in the business of electronic bill presentment, document composition, document decomposition, printing and mailing, pursuant to which we agreed to purchase all of the assets in and to Information Management Solutions, LLC.

This Current Report on Form 8-K/A amends the previously filed Current Report on Form 8-K by adding the financial information required by items 9.01(a) and 9.02(b) as permitted by item 9.01(a)(4) and 9.01(b)(2), respectively.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Information Management Solutions, LLC at December 31, 2019 and December 31, 2018, and audited financial statements at September 30, 2020 are attached as Exhibit 99.1 and 99.2 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial information of Usio, Inc. at September 30, 2020 and December 31, 2019 reflecting the acquisition of Information Management Solutions, LLC are attached as Exhibit 99.3 to this Current Report on Form 8-K/A.

(d) Exhibits.

23.1	Consent of Independent Auditors dated March 2, 2021 (filed herewith).
99.1	Audited financial statements of Information Management Solutions, LLC at December 31, 2019 and December 31, 2018 (filed herewith).
99.2	Audited financial statements of Information Management Solutions, LLC at September 30, 2020 and December 31, 2019 (filed herewith).
99.3	Unaudited pro forma condensed consolidated financial information of Usio, Inc. for the year ended December 31, 2019, and the nine months ended September 30, 2020 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USIO, INC.

Date: March 2, 2021	By:	/s/ Louis A. Hoch
	Name:	Louis A. Hoch
	Title:	Chief Executive Officer